SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 5, 2013

ASHFORD HOSPITALITY PRIME, INC.

(Exact name of registrant as specified in its charter)

MARYLAND	13-011337	46-2488594
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On November 8, 2013 Ashford Hospitality Prime, Inc. (the “Company”) entered into a Separation and Distribution (the “Separation Agreement”) by and between Ashford Hospitality Trust, Inc. (“Ashford Trust”), Ashford Hospitality Limited Partnership, Ashford TRS Corporation, the Company, Ashford Hospitality Prime Limited Partnership (the Company’s operating partnership) and Ashford Prime TRS Corporation, to effect the separation and distribution of the Company from Ashford Trust and provide a framework for the Company’s relationships with Ashford Trust after the separation. This agreement governs the relationship between the Company, and its subsidiaries, and Ashford Trust, and its subsidiaries, subsequent to the completion of the separation and provides for the allocation of Ashford Trust’s assets, liabilities and obligations attributable to periods prior to the separation between the Company and Ashford Trust.

The information statement filed as an exhibit to the Company’s Registration Statement on Form 10, originally filed with the Securities and Exchange Commission on June 17, 2013, as amended (the “Information Statement”), provides a detailed description of the terms of the Separation Agreement. Such information is incorporated herein by reference. The Separation Agreement is also attached hereto as Exhibit 2.1, and is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

(d) Election of New Directors

On November 5, 2013, the Board of Directors of the Company (the “Board”) increased the size of the Board from two members to seven. Stefani D. Carter, Curtis B. McWilliams, W. Michael Murphy, Mathew D. Rinaldi and Andrew L. Strong were each appointed and duly elected to fill the vacancies created by the increase in the size of the Board. Mr. Bennett will continue to serve as Chairman of the Board. Each of Ms. Carter, Mr. McWilliams, Mr. Murphy, Mr. Rinaldi and Mr. Strong was determined to be an independent director under the New York Stock Exchange’s (“NYSE”) independence standards. The initial term of each director will expire on the date of the first annual meeting of the Company’s stockholders. The committees of the Board will be comprised of the following independent directors:

Audit Committee: Stefani D. Carter, Curtis B. McWilliams and W. Michael Murphy

Nominating and Corporate Governance Committee: Stefani D. Carter and Andrew L. Strong

Compensation Committee: W. Michael Murphy, Matthew D. Rinaldi and Andrew L. Strong

The Information Statement contains the biographical information about the newly appointed directors and information about director compensation. Such information is incorporated herein by reference.

(e) Adoption of Ashford Hospitality Prime, Inc. 2013 Equity Incentive Plan

On November 5, 2013, the Board adopted the Ashford Hospitality Prime, Inc. 2013 Equity Incentive Plan (the “Plan”). The Information Statement contains a complete description of the Plan, and such description is incorporated by reference herein. The Plan is also attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company amended and restated its Bylaws on November 5, 2013 (the “Amended and Restated Bylaws”) and filed Articles of Amendment and Restatement on November 8, 2013 (the “Articles of Amendment and Restatement”). Please see the Information Statement for a description of the material provisions of the Articles of Amendment and Restatement and the Amended and Restated Bylaws, which description is incorporated herein by reference. The Company’s Articles of Amendment and Restatement and Amended and Restated Bylaws are also attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

2.1	Separation and Distribution Agreement between Ashford Hospitality Prime, Inc. and Ashford Hospitality Trust, Inc.

3.1	Articles of Amendment and Restatement of Ashford Hospitality Prime, Inc.

3.2	Amended and Restated Bylaws of Ashford Hospitality Prime, Inc.

10.1	Ashford Hospitality Prime, Inc. 2013 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2013

ASHFORD HOSPITALITY PRIME, INC.

By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel